UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 Elanco Animal Health Incorporated (Name of registrant as specified in its charter) (Name of person(s) filing proxy statement, if other than the registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V68634-P26890 ELANCO ANIMAL HEALTH INCORPORATED 2500 INNOVATION WAY GREENFIELD, IN 46140 ELANCO ANIMAL HEALTH INCORPORATED 2025 Annual Meeting Vote by May 15, 2025 11:59 PM ET You invested in ELANCO ANIMAL HEALTH INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2025. Vote Virtually at the Meeting* May 16, 2025 8:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ELAN2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V68635-P26890 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Kapila Anand For 1b. Paul Herendeen For 2. Ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2025. For 3. Advisory vote on the compensation of the company’s named executive officers. For 4. Advisory vote on the frequency with which shareholders vote on the compensation of the company’s named executive officers. 1 Year NOTE: The proxies are authorized to vote in their discretion upon other business as may properly come before the meeting.